UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Business Combination Agreement

As previously disclosed, XTI Aerospace, Inc. (the “Company”) entered into a Business Combination Agreement, dated as of October 23, 2023, with Damon Motors Inc., a British Columbia corporation (“Damon”), Grafiti Holding Inc., a British Columbia corporation (“Spinco”), and 1444842 B.C. Ltd., a British Columbia corporation (“Amalco Sub”), which agreement was amended by the Amendment to Business Combination Agreement, dated as of June 18, 2024 (the “First BCA Amendment,” and the agreement amended from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, it is proposed that Amalco Sub and Damon amalgamate under the laws of British Columbia, Canada, with the amalgamated company continuing as a wholly-owned subsidiary of Spinco (the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement.

On September 26, 2024, the Company, Damon, Spinco and Amalco Sub entered into a Second Amendment to the Business Combination Agreement (the “Second BCA Amendment”), which, among other things, (i) adds as a condition to the Business Combination that Spinco and/or Damon, collectively, are to have received legally binding commitments for financing in the amount of no less than $13,000,000 in aggregate gross proceeds, (ii) tolls the date on which the Business Combination Agreement may be terminated until October 30, 2024, (iii) provides that if any shareholder of Damon is released early from the lock-up agreement contemplated by the Business Combination Agreement, then the Company and holders of Spinco common shares prior to the effective time of the Business Combination who are current or former officers, directors, employees or consultants of Spinco will also be released from their respective lock-up obligations to the same extent and (iv) provides that the Business Combination Agreement may be amended, supplemented or modified only by execution of a written instrument signed by Spinco and Damon; provided, however, that the Company’s signature will also be required on any such written instrument providing for an amendment, supplement or modification that materially and adversely affects the rights of the Company under the Business Combination Agreement or the rights and interests of the applicable record date shareholders of the Company receiving shares of Spinco pursuant to the Spinout (as defined in the Business Combination Agreement).

The foregoing description of the Second BCA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2023, the First BCA Amendment, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 24, 2024, and the Second BCA Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Second Amendment to Business Combination Agreement, dated as of September 26, 2024, by and among XTI Aerospace, Inc., Grafiti Holding Inc., 1444842 B.C. Ltd. and Damon Motors Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: October 2, 2024	By:	/s/ Scott Pomeroy
	Name:	Scott Pomeroy
	Title:	Chief Executive Officer

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